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                                  EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into RPC, Inc.'s previously filed Form S-8 Registration Statement (No. 33-5527) and its previously filed Form S-8 Registration Statement (No. 33-75652).


                                              Arthur Andersen LLP
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                                              Arthur Andersen LLP


Atlanta, Georgia
March 14, 1996
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